Exhibit 99.6
RESTRICTED STOCK UNIT AWARD AGREEMENT
(2005 Long-Term Incentive Plan)
     This RESTRICTED STOCK UNIT AWARD AGREEMENT (this “AGREEMENT”) is made to be effective as of ___, 200___(the “GRANT DATE”), by and between Abercrombie & Fitch Co., a Delaware corporation (the “COMPANY”), and ___, a non-employee director of the COMPANY (the “PARTICIPANT”).
WITNESSETH:
     WHEREAS, pursuant to the provisions of the 2005 Long-Term Incentive Plan of the COMPANY (the “PLAN”), the Compensation Committee (the “COMMITTEE”) of the Board of Directors of the COMPANY (the “BOARD”) administers the PLAN; and
     WHEREAS, the COMMITTEE and the BOARD has determined that the PARTICIPANT should be granted rights to receive ( ) shares of Class A Common Stock, $0.01 par value, of the COMPANY (such rights, the “RESTRICTED STOCK UNITS”), subject to the restrictions, conditions and other terms set forth in this AGREEMENT;
     NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:
     1. Grant of RESTRICTED STOCK UNITS. The COMPANY hereby grants to the PARTICIPANT ___(___) RESTRICTED STOCK UNITS of the COMPANY (subject to adjustment as provided in Section 11(c) of the PLAN). Each RESTRICTED STOCK UNIT shall represent the right to receive one issued and outstanding share of Class A Common Stock, $0.01 par value (the “COMMON SHARES”), of the COMPANY, but shall be subject to the restrictions, conditions and other terms set forth in this AGREEMENT.
     2. Terms and Conditions of the RESTRICTED STOCK UNITS.
                (A) RESTRICTED PERIOD. Except as provided under Sections 3 and 4 of this AGREEMENT, the period of restriction (the “RESTRICTED PERIOD”), after which the RESTRICTED STOCK UNITS shall become vested and no longer be subject to forfeiture to the COMPANY shall lapse upon the later of (i) the first anniversary of the GRANT DATE and (ii) the first “open window” trading date of the COMPANY following the first anniversary of the GRANT DATE; provided the PARTICIPANT is a non-employee director of the COMPANY on such date.
           (B) Non-Transferability of RESTRICTED STOCK UNITS. RESTRICTED STOCK UNITS may not be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise) by the PARTICIPANT, except as provided by will or by the applicable laws of descent and distribution, and the RESTRICTED STOCK UNITS shall not be subject to execution, attachment or similar process.

           (C) Lapse of RESTRICTED PERIOD. Upon the lapse of the RESTRICTED PERIOD applicable to any RESTRICTED STOCK UNITS, the COMPANY shall deliver as promptly as is reasonably practicable a stock certificate for or other appropriate documentation evidencing the number of COMMON SHARES of the COMPANY issued in settlement of such vested RESTRICTED STOCK UNITS to the PARTICIPANT.
           (D) Rights as Holder of RESTRICTED STOCK UNITS. With respect to this RESTRICTED STOCK UNIT AWARD, the PARTICIPANT shall have no rights as a stockholder of the COMPANY (including the right to vote or receive dividends) with respect to any COMMON SHARES of the COMPANY until the date of issuance to the PARTICIPANT of a certificate or other evidence of ownership representing such COMMON SHARES in settlement thereof. In addition, dividend equivalents will not be paid or payable with respect to the RESTRICTED STOCK UNITS subject to this AGREEMENT.
     3. Change of Control. Upon the occurrence of a “Change of Control” (as such term is defined in the PLAN) prior to the lapsing of the RESTRICTED PERIOD applicable to any RESTRICTED STOCK UNITS, such RESTRICTED PERIOD shall immediately lapse and the RESTRICTED STOCK UNITS shall become fully vested.
     4. Effect of Termination of Service as a Director.
           (A) The grant of the RESTRICTED STOCK UNITS shall not confer upon the PARTICIPANT any right to continue as a director of the COMPANY or interfere with or limit in any way the right of the COMPANY to modify the terms of or terminate the service of the PARTICIPANT as a director of the COMPANY at any time in accordance with applicable law and the COMPANY’s governing corporate documents.
           (B) Except as the COMMITTEE may at any time provide, if the service of the PARTICIPANT as a director of the COMPANY is terminated for any reason other than death or total disability (as determined by the COMMITTEE) prior to the lapsing of the RESTRICTED PERIOD applicable to any RESTRICTED STOCK UNITS, such RESTRICTED STOCK UNITS shall be forfeited to the COMPANY.
           (C) If the PARTICIPANT becomes totally disabled prior to the lapsing of the RESTRICTED PERIOD applicable to any RESTRICTED STOCK UNITS, such RESTRICTED PERIOD shall immediately lapse and the RESTRICTED STOCK UNITS shall become fully vested.
           (D) If the PARTICIPANT dies while serving as a director of the COMPANY prior to the lapsing of the RESTRICTED PERIOD applicable to any RESTRICTED STOCK UNITS, such RESTRICTED PERIOD shall immediately lapse and the RESTRICTED STOCK UNITS shall become fully vested.
     5. PLAN as Controlling; PARTICIPANT Acknowledgments. All terms and conditions of the PLAN applicable to the RESTRICTED STOCK UNITS which are not set forth in this AGREEMENT shall be deemed incorporated herein by reference. In the event that any term or condition of this AGREEMENT is inconsistent with the terms and conditions of the PLAN, the

PLAN shall be deemed controlling. The PARTICIPANT acknowledges receipt of a copy of the PLAN. The PARTICIPANT also acknowledges that all decisions, determinations and interpretations of the COMMITTEE in respect of the PLAN, this AGREEMENT and the RESTRICTED STOCK UNITS shall be final, conclusive and binding on the PARTICIPANT, all other persons interested in the PLAN and stockholders.
     6. Governing Law. To the extent not preempted by federal law, this AGREEMENT shall be governed by and construed in accordance with the laws of the State of Delaware.
     7. Rights and Remedies Cumulative. All rights and remedies of the COMPANY and of the PARTICIPANT enumerated in this AGREEMENT shall be cumulative and, except as expressly provided otherwise in this AGREEMENT, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.
     8. Captions. The captions contained in this AGREEMENT are included only for convenience of reference and do not define, limit, explain or modify this AGREEMENT or its interpretation, construction or meaning and are in no way to be construed as a part of this AGREEMENT.
     9. Severability. If any provision of this AGREEMENT or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this AGREEMENT or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this AGREEMENT that if any provision of this AGREEMENT is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.
     10. Number and Gender. When used in this AGREEMENT, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may required.
     11. Entire Agreement. This AGREEMENT, including the PLAN incorporated herein by reference, constitutes the entire agreement between the COMPANY and the PARTICIPANT in respect of the subject matter of this AGREEMENT, and this AGREEMENT supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this AGREEMENT. No officer, employee or other servant or agent of the COMPANY, and no servant or agent of the PARTICIPANT, is authorized to make any representation, warranty or other promise not contained in this AGREEMENT. Other than as set forth in Section 11(e) of the Plan, no change, termination or attempted waiver of any of the provisions of this AGREEMENT shall be binding upon either party hereto unless contained in a writing signed by the party to be charged.
     12. Successors and Assigns of the COMPANY. The obligations of the COMPANY under this AGREEMENT shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the COMPANY, or upon any successor corporation or organization succeeding to substantially all of the assets and businesses of the COMPANY.
     IN WITNESS WHEREOF, the COMPANY has caused this AGREEMENT to be executed by its duly authorized officer, and the PARTICIPANT has executed this AGREEMENT, in each case effective as of the GRANT DATE.

COMPANY:

ABERCROMBIE & FITCH CO.

By:

Its:

Title:

PARTICIPANT:

Printed Name:

Address: